UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2025
Wag! Group Co.
(Exact name of registrant as specified in its charter)

Delaware	001-40764	88-3590180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2261 Market St., Suite 85056 San Francisco, California	94114
(Address of principal executive offices)	(Zip Code)
(707) 324-4219
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PET	The Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	PETWW	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
Item 1.01 Entry into a Material Definitive Agreement

Furscription Disposition

On July 14, 2025, Wag Labs, Inc. (the “Company”) and Wag! Group Co. (the “Parent”) entered into and closed an asset purchase agreement (the “Asset Purchase Agreement”) with MWI Veterinary Supply Co. (“MWI”). Upon the terms and conditions described in the Asset Purchase Agreement, MWI purchased the Company’s software and business for veterinary e-prescriptions referred to as Furscription (the “Business”). As consideration for the transaction, MWI has agreed to pay the Company $5,000,000 in cash, $500,000 of which (the “Holdback Funds”) were held back to satisfy any indemnification obligations of the Company under the Asset Purchase Agreement, with any remaining Holdback Funds that are not utilized to be paid to the Company 18 months after the Closing Date. The assets purchased by MWI include, but are not limited to: all contracts, software, equipment, computers, accounts receivable, employees and intellectual property of the Business. Pursuant to the financing agreement by and amongst the Company, Blue Torch Finance LLC, and the other parties thereto, dated August 9, 2022, and assigned to Retriever LLC (“Retriever”) on April 11, 2025, the proceeds of the sale will go to the repayment of the Company’s indebtedness to Retriever, its secured creditor.

The Asset Purchase Agreement contains customary representations, warranties and covenants made by the Company and the Parent. The Asset Purchase Agreement has been included to provide investors and shareholders with information regarding the terms of the Asset Purchase Agreement and the transactions contemplated thereby. It is not intended to provide any other factual information about the Company or the Parent. The representations, warranties and covenants contained in the Asset Purchase Agreement were made only as of specified dates for the purposes of the Asset Purchase Agreement, were solely for the benefit of the parties to the Asset Purchase Agreement and may be subject to qualifications and limitations agreed upon by such parties. Accordingly, investors and shareholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

The foregoing description of the Asset Purchase Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 2.01 Completion of Acquisition or Disposition of Assets

Information concerning the closing of the transaction set forth in Item 1.01 above is hereby incorporated into this Item 2.01 by reference.

Item 8.01 Other Events

As previously disclosed, the Company’s Board of Directors conducted a review of strategic alternatives, including potential investments, strategic partnerships, sales, merger, or other strategic transactions involving the Company or its assets. That review process did not result in a strategic alternative transaction that would enable the Company to satisfy its obligations due under the Financing Agreement, and the proceeds from the sale of the Business described above will satisfy only a portion of the Company’s obligations under the Financing Agreement.

While the Company is currently engaged in negotiations with Retriever regarding satisfaction of its obligations under the Financing Agreement, which may enable it to continue operations, and will continue to consider any potential alternative strategic transactions, there can be no assurance that any transaction or other strategic alternative that would result in satisfaction in full of the obligations owed to Retriever will be available to the Company, approved by the Board of Directors and/or Retriever, or otherwise consummated before the maturity of the Financing Agreement in August 2025, or at all. As a result, Retriever would be able to exercise its rights and remedies under the Financing Agreement with respect to the Company and its assets.

The Company may be forced to take action to maximize the enterprise value of its assets, including, without limitation, seeking protection under bankruptcy laws.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
10.1*	MWI - Furscription Asset Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Schedules and Exhibits of this exhibit have been omitted pursuant to Rule 601(b)(2) of Regulation S-K. The omitted information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. These statements include those related to the Company’s consideration of any potential alternative strategic transactions, protection under bankruptcy laws and negotiations with Retriever. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: the termination of the Company’s engagement of a financial advisor in connection with the strategic review process and the impact on the Company’s ability to identify any potential alternative strategic transactions, the Company’s ability to successfully negotiate with Retriever regarding satisfaction of its obligations under the Financing Agreement and continued operations, and demands, actions, lawsuits and other claims that potentially could be made by Retriever and other debt holders, the Company’s securityholders, and the Company’s and its subsidiaries’ other creditors. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAG! GROUP CO.

By:	/s/ Alec Davidian
Alec Davidian
Chief Financial Officer
(Principal Financial and Accounting Officer)
Date: July 15, 2025
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